LONG-TERM NOTES PAYABLE (Notes Payable [Member])	9 Months Ended
Sep. 30, 2012
Notes Payable [Member]
Debt Disclosure [Text Block]

8.  LONG-TERM NOTES PAYABLE

On January 11, 2008, Cellectar entered into a loan agreement with a bank to borrow up to $1,200,000.  The borrowing, evidenced by a note (the “Bank Note”), bore interest at a rate of 7.01% per annum, could be prepaid without penalty and was payable in 48 monthly principal and interest payments of $20,520 with a balloon payment of any remaining unpaid principal and interest on March 28, 2012.  In the event of default of payment, Cellectar would be required to pay a late charge equal to 5% of the delinquent payment and the interest rate on the unpaid principal would be increased by 3%.  The Bank Note was collateralized by substantially all assets of Cellectar and a deposit account in the amount of $500,000.  As of December 31, 2010, the cash collateral is classified as restricted cash in the accompanying balance sheet.   On April 8, 2011, immediately prior to the Acquisition, Cellectar paid approximately $627,000 in full settlement of the Bank Note. The payment was made in order to avoid an event of default that would have occurred as a result of the change of control that occurred at the time of the Acquisition. As of December 31, 2011 and 2010, $0 and $470,941 are classified as a long-term note payable in the accompanying balance sheets, respectively.

On September 15, 2010, Cellectar entered into certain loan agreements with the Wisconsin Department of Commerce (“WDOC Notes”) to borrow a total of $450,000.  The WDOC Notes bear interest at 2% per annum beginning on the date of disbursement and allow for the deferral of interest and principal payments until April 30, 2015.  In the event of default of payment, interest on the delinquent payment is payable at a rate equal to 12% per annum.  Monthly payments of $20,665 for principal and interest shall commence on May 1, 2015 and continue for 23 equal installments with the final installment of any remaining unpaid principal and interest due on April 1, 2017.  As of December 31, 2011 and 2010, $450,000 is classified as a long-term note payable in the accompanying balance sheets.

Long-term notes payable consists of the following as of December 31:

	2011	2010

Bank Note, 7.01% interest	$—	$675,743
Wisconsin Department of Commerce, 2% interest	450,000	450,000
	450,000	1,125,743
Less current portion	—	(204,802)
Long-term note payable, net of current portion	$450,000	$920,941

As of December 31, 2011, long-term notes payable matures as follows:

Years ended December 31,
2012	$—
2013	—
2014	—
2015	119,957
2016	243,591
Thereafter	86,452
$450,000

For the years ended December 31, 2011 and 2010, the Company incurred approximately $17,500 and $62,000 of interest expense related to these long-term notes payable.

No payments were made on long-term obligations in the nine months ended September 30, 2012. The Company incurred approximately $7,000 of interest expense related to the long-term notes payable.

As of September 30, 2012, the outstanding principal on the WDOC Notes of $450,000 is classified as long-term debt outstanding in the accompanying balance sheet.